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                                                                    EXHIBIT 10.2

[LOGO] CONGRESS


    CONTINUING GUARANTY AND WAIVER


BORROWER:      L.A. GEAR CALIFORNIA, INC.

GUARANTOR(S):  L.A. GEAR, INC.

DATE:          MAY 21, 1997


THIS CONTINUING GUARANTY AND WAIVER (hereinafter called "Guaranty") is executed by the above-named guarantor(s) (jointly and severally, the "Guarantor"), as of the above date, in favor of CONGRESS FINANCIAL CORPORATION (WESTERN) (hereinafter called "Congress"), whose address is 225 South Lake Avenue, Suite 1000, Pasadena, California 91101 with respect to the Indebtedness of the above-named borrower (hereinafter called "Borrower").

1. CONTINUING GUARANTY. Guarantor hereby unconditionally guarantees and promises to pay on demand to Congress, at the address indicated above, or at such other address as Congress may direct, in lawful money of the United States, and to perform for the benefit of Congress, all Indebtedness of Borrower now or hereafter owing to or held by Congress. As used herein, the term "Indebtedness" is used in its most comprehensive sense and shall mean and include without limitation: (a) any and all debts, duties, obligations, liabilities, representations, warranties and guaranties of Borrower or any one or more of them, heretofore, now, or hereafter made, incurred, or created, whether directly to Congress or acquired by Congress by assignment or otherwise, or held by Congress on behalf of others, however arising, whether voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated, certain or uncertain, determined or undetermined, monetary or nonmonetary, written or oral, and whether Borrower may be liable individually or jointly with others, and regardless of whether recovery thereon may be or hereafter become barred by any statute of limitations, discharged or uncollectible in any bankruptcy, insolvency or other proceeding, or otherwise unenforceable; and (b) any and all amendments, modifications, renewals and extensions of any or all of the foregoing, including without limitation amendments, modifications, renewals and extensions which are evidenced by any new or additional instrument, document or agreement; and (c) any and all attorneys' fees, court costs, and collection charges incurred in endeavoring to collect or enforce any of the foregoing against Borrower, Guarantor, or any other person liable thereon (whether or not suit be brought) and any other expenses of, for or incidental to collection thereof. As used herein, the term "Borrower" shall include any successor to the business and assets of Borrower and shall also include Borrower in its capacity as a debtor or debtor in possession under the federal Bankruptcy Code, and any trustee, custodian or receiver for Borrower or any of its assets, should Borrower hereafter become the subject of any bankruptcy or insolvency proceeding, voluntary or involuntary; and all indebtedness, liabilities and obligations incurred by any such person shall be included in the Indebtedness guaranteed hereby. This Guaranty is given in consideration for credit and other financial accommodations to be provided by Congress to Borrower pursuant to that certain Loan and Security Agreement of even date herewith (as amended from time to time, the "Loan Agreement") and related documents (as amended from time to time, collectively, with the Loan Agreement, the "Loan Documents"). All sums due under this Guaranty shall bear interest from the date due until the date paid at the highest rate charged with respect to any of the Indebtedness.

2. WAIVERS. Guarantor hereby waives: (a) presentment for payment, notice of dishonor, demand, protest, and notice thereof as to any instrument, and all other notices and demands to which Guarantor might be entitled, including without limitation notice of all of the following: the acceptance hereof; the creation, existence, or acquisition of any Indebtedness; the amount of the Indebtedness from time to time outstanding; any foreclosure sale or other disposition of any property which secures any or all of the Indebtedness or which secures the obligations of any other guarantor of any or all of the Indebtedness; any adverse change in Borrower's financial position; any other fact which might increase Guarantor's risk; any default, partial payment or non-payment of all or any part of the Indebtedness; the occurrence of any other Event of Default (as hereinafter defined); any and all agreements and arrangements between Congress and Borrower and any changes, modifications, or extensions thereof, and any revocation, modification or release of any guaranty of any or all of the Indebtedness by any person (including without limitation any other person signing this Guaranty): (b) any right to require Congress to institute suit against, or to exhaust its rights and remedies against) Borrower or any other person, or to proceed against any property of any kind which secures all or any part of the Indebtedness, or to exercise any right of offset or other right

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with respect to any reserves, credits or deposit accounts held by or maintained with Congress or any indebtedness of Congress to Borrower, or to exercise any other right or power, or pursue any other remedy Congress may have; (c) any defense arising by reason of any disability or other defense of Borrower or any other guarantor or any endorser, co-maker or other person, or by reason of the cessation from any cause whatsoever of any liability of Borrower or any other guarantor or any endorser, co-maker or other person, with respect to all or any part of the Indebtedness, or by reason of any act or omission of Congress or others which directly or indirectly results in the discharge or release of Borrower or any other guarantor or any other person or any Indebtedness or any security therefor, whether by operation of law or otherwise; (d) any defense arising by reason of any failure of Congress to obtain, perfect, maintain or keep in force any security interest in, or lien or encumbrance upon, any property of Borrower or any other person; (e) any defense based upon any failure of Congress to give Guarantor notice of any sale or other disposition of any property securing any or all of the Indebtedness, or any defects in any such notice that may be given, or any failure of Congress to comply with any provision of applicable law in enforcing any security interest in or lien upon any property securing any or all of the Indebtedness including, but not limited to, any failure by Congress to dispose of any property securing any or all of the Indebtedness in a commercially reasonable manner; (f) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against Borrower or any other guarantor or any endorser, co-maker or other person, including without limitation any discharge of, or bar against collecting, any of the Indebtedness (including without limitation any interest thereon), in or as a result of any proceeding; and (g) the benefit of any and all statutes of limitation with respect to any action based upon, arising out of or related to this Guaranty. Until all of the Indebtedness has been paid, performed, and discharged in full, nothing shall discharge or satisfy the liability of Guarantor hereunder except the full performance and payment of all of the Indebtedness. If any claim is ever made upon Congress for repayment or recovery of any amount or amounts received by Congress in payment of or on account of any of the Indebtedness, because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance, or for any other reason whatsoever, and Congress repays all or part of said amount by reasons of any judgment, decree or order of any court or administrative body having jurisdiction over Congress or any of its property, or by reason of any settlement or compromise of any such claim effected by Congress with any such claimant (including without limitation the Borrower), then and in any such event, Guarantor agrees that any such judgment, decree, order, settlement and compromise shall be binding upon Guarantor, notwithstanding any revocation or release of this Guaranty or the cancellation of any note or other instrument evidencing any of the Indebtedness, or any release of any of the Indebtedness, and the Guarantor shall be and remain liable to Congress under this Guaranty for the amount so repaid or recovered, to the same extent as if such amount had never originally been received by Congress, and the provisions of this sentence shall survive, and continue in effect, notwithstanding any revocation or release of this Guaranty. Until all of the Indebtedness has been irrevocably paid and performed in full, Guarantor hereby expressly and unconditionally waives all rights of subrogation, reimbursement and indemnity of every kind against Borrower, and all rights of recourse to any assets or property of Borrower, and all rights to any collateral or security held for the payment and performance of any Indebtedness, including (but not limited to) any of the forgoing rights which Guarantor may have under any present or future document or agreement with any Borrower or other person, and including (but not limited to) any of the foregoing rights which Guarantor may have under any equitable doctrine of subrogation, implied contract, or unjust enrichment, or any other equitable or legal doctrine. Neither Congress, nor any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Congress shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by Guarantor or any other party through the ordinary negligence of Congress, or any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Congress.

3. CONSENTS. Guarantor hereby consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, Congress may, from time to time before or after revocation of this Guaranty, do any one or more of the following in Congress' sole and absolute discretion: (a) accelerate (in accordance with the Loan Documents), accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of, refuse to enforce, and release all or any parties to, any or all of the Indebtedness;
(b) grant any other indulgence to Borrower or any other person in respect of any or all of the Indebtedness or any other matter; (c) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment or, any and all property of any kind securing any or all of the Indebtedness or any guaranty of any or all of the Indebtedness, or on which Congress at any time may have a lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; (d) substitute or add, or take any action or omit to take any action which results in the release of, any one or more endorsers or guarantors of all or any part of the Indebtedness, including, without limitation one or more parties to this Guaranty, regardless of any destruction or impairment of any right of contribution or other right of Guarantor; (e) amend, alter or change in any respect whatsoever any term or provision relating to an or all of the Indebtedness, including the rate of interest thereon; (f) apply any sums received from Borrower, any other guarantor, endorser, or co-signer, or from the disposition of any collateral or security, to any indebtedness whatsoever owing from such person or secured by such collateral or security, in such manner and order as Congress determines

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in its sole discretion, and regardless of whether such indebtedness is part of the Indebtedness, is secured, or is due and payable; (g) apply any sums received from Guarantor or from the disposition of any collateral or security securing the obligations of Guarantor, to any of the Indebtedness in such manner and order as Congress determines in its sole discretion, regardless of whether or not such Indebtedness is secured or is due and payable. Guarantor consents and agrees that Congress shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Indebtedness. Guarantor further consents and agrees that Congress shall have no duties or responsibilities whatsoever with respect to any property securing any or all of the Indebtedness. Without limiting the generality of the foregoing, Congress shall have no obligation to monitor, verify, audit, examine, or obtain or maintain any insurance with respect to, any property securing any or all of the Indebtedness.

4. ACCOUNT STATED. Congress' books and records showing the account between it and the Borrower shall be admissible in evidence in any action or proceeding as presumptive proof of the items therein set forth. Congress' monthly statements rendered to the Borrower shall be binding upon the Guarantor (whether or not the Guarantor receives copies thereof), and shall constitute an account stated between Congress and the Borrower, unless Congress receives a written statement of the Borrower's exceptions within 30 days after the statement was mailed to the Borrower. The Guarantor assumes full responsibility for obtaining copies of such monthly statements from the Borrower, if the Guarantor desires such copies.

5. EXERCISE OF RIGHTS AND REMEDIES; FORECLOSURE OF TRUST DEEDS. Guarantor hereby waives all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to the Guarantor or other surety by reason of California Civil Code Sections 2787 to 2855, inclusive. The Guarantor waives all rights and defenses that the Guarantor may have because the Borrower's Indebtedness is secured by real property. This means, among other things: (1) Congress may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower. (2) If Congress forecloses on any real property collateral pledged by the Borrower: (A) The amount of the Indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (B) Congress may collect from the Guarantor even if Congress, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from the Borrower. This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the Borrower's Indebtedness is secured by real property. These rights and defenses include, but are not limited to, any right or defenses based upon
Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure. The Guarantor waives all rights and defenses arising out of an election of remedies by Congress, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise.

6. EVENTS OF DEFAULT. Notwithstanding the terms of all or any part of the Indebtedness, the obligations of the Guarantor hereunder to pay and perform all of the Indebtedness shall, at the option of Congress, immediately become due and payable, without notice, and without regard to the expressed maturity of any of the Indebtedness, in the event: (a) any warranty, representation, statement, report, or certificate made or delivered to Congress by Borrower or Guarantor, or any of their respective officers, partners, employees, or agents, is incorrect, false, untrue, or misleading when given in any material respect; or (b) there shall occur and be continuing, any Event of Default (as defined in any of the Loan Documents, or in the Security Agreement between Guarantor and Congress of even date, as amended (the "Security Agreement")) or any other present or future document or agreement between Borrower and Congress or between Guarantor and Congress; or (c) Guarantor shall revoke this Guaranty or contest or deny liability under this Guaranty. All of the foregoing are hereinafter referred to as "Events of Default".

7. INDEMNITY. Guarantor hereby agrees to indemnify Congress and hold Congress harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including without limitation attorney's fees), of every nature, character and description, which Congress may sustain or incur based upon or arising out of any of the Indebtedness, any actual or alleged failure to collect and pay over any withholding or other tax relating to Borrower or its employees, any relationship or agreement between Congress and Borrower, any actual or alleged failure of Congress to comply with any writ of attachment or other legal process relating to Borrower or any of its property, or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by Congress relating in any way to Borrower or the Indebtedness (except any such amounts sustained or incurred as the result of the gross negligence or willful misconduct of Congress or any of its directors, officers, employees, agents, attorneys, or any other person affiliated with or representing Congress). Notwithstanding any provision in this Guaranty to the contrary, the indemnity agreement set forth in this Section shall survive any termination or revocation of this Guaranty and shall for all purposes continue in full force and effect.

8. SUBORDINATION. Any and all rights of Guarantor under any and all debts, liabilities and obligations owing from Borrower to Guarantor, including any security for and guaranties of any such obligations, whether now existing or hereinafter arising, are hereby subordinated in right of payment to the prior payment in full of all of the Indebtedness. No payment in respect of any such subordinated obligations shall at any time be made to or accepted by Guarantor if at the time of such payment any Indebtedness is outstanding, provided that Borrower may pay to Guarantor, and Guarantor may accept, dividends and

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distributions permitted by the Loan Agreement. If any Event of default has occurred, Borrower and any assignee, trustee in bankruptcy, receiver, or any other person having custody or control over any or all of Borrower's property are hereby authorized and directed to pay to Congress the entire unpaid balance of the indebtedness before making any payments whatsoever to Guarantor, whether as a creditor, shareholder, or otherwise; and insofar as may be necessary for that purpose, Guarantor hereby assigns and transfers to Congress all rights to any and all debts, liabilities and obligations owing from Borrower to Guarantor, including any security for and guaranties of any such obligations, whether now existing or hereafter arising, including without limitation any payments, dividends or distributions out of the business or assets of Borrower. Any amounts received by Guarantor in violation of the foregoing provisions shall be received and held as trustee for the benefit of Congress and shall forthwith be paid over to Congress to be applied to the Indebtedness in such order and sequence as Congress shall in its sole discretion determine, without limiting or affecting any other right or remedy which Congress any have hereunder or otherwise and without otherwise affecting the liability of Guarantor hereunder. Guarantor hereby expressly waives any right to set-off or assert any counterclaim against borrower.

     9. REVOCATION. This is a Continuing Guaranty relating to all of the Indebtedness, including Indebtedness arising under successive transactions which from time to time continue the Indebtedness or renew it after it has been satisfied. Guarantor waives all benefits of California Civil Code
Section 2815, and agrees that the obligations of Guarantor hereunder may not be terminated or revoked in any manner except by giving 90 days' advance written notice of revocation to Congress at its address above by registered first-class U.S. mail, postage prepaid, return receipt requested, and only as to new loans made by Congress to Borrower more than 90 days after actual receipt of such written notice by Congress. No termination or revocation of this Guaranty shall be effective until 90 days following the date of actual receipt of said written notice of revocation by Congress. Notwithstanding such written notice of revocation or any other act of Guarantor or any other event or circumstance, Guarantor agrees that this Guaranty and all consents, waivers and other provisions hereof shall continue in full force and effect as to any and all Indebtedness which is outstanding on or before the 90th day following actual receipt of said written notice of revocation by Congress, and all extensions, renewals and modifications of said Indebtedness (including without limitation amendments, extensions, renewals and modifications which are evidenced by new or additional instruments, documents or agreements executed before or after expiration of said 90-day period), and all interest thereon, accruing before or after expiration of said 90-day period, and all attorney's fees, court costs and collection charges, incurred before or after expiration of said 90-day period, in endeavoring to collect or enforce any of the foregoing against Borrower, Guarantor or any other person liable thereon (whether or not suit be brought) and any other expenses of, for or incidental to collection thereof.

     10. INDEPENDENT LIABILITY. Guarantor hereby agrees that one or more successive or concurrent actions may be brought hereon against Guarantor, in the same action in which Borrower may be sued or in separate actions, as often as deemed advisable by Congress. The liability of Guarantor hereunder is exclusive and independent of any other guaranty of any or all of the indebtedness whether executed by Guarantor or by any other guarantor (including without limitation any other persons signing this Guaranty). The liability of Guarantor hereunder shall not be affected, revoked, impaired, or reduced by any one or more of the following: (a) the fact that the Indebtedness exceeds the maximum amount of Guarantor's liability, if any, specified herein or elsewhere (and no agreement specifying a maximum amount of Guarantor's liability shall be enforceable unless set forth in a writing signed by Congress or set forth in this Guaranty); or (b) any direction as to the application of payment by Borrower or by any other party; or (c) any other continuing or restrictive guaranty or undertaking or any limitation on the liability of any other guarantor (whether under this Guaranty or under any other agreement); or (d) any payment on or reduction of any such other guaranty or undertaking; or (e) any revocation, amendment, modification or release of any such other guaranty or undertaking; or (f) any dissolution or termination of or increase, decrease, or change in membership of any Guarantor which is a partnership. Guarantor hereby expressly represents that he was not induced to give this Guaranty by the fact that there are or may be other guarantors either under this Guaranty or otherwise, and Guarantor agrees that any release of any one or more of such other guarantors shall not release Guarantor from his obligations hereunder either in full or to any lesser extent. If Guarantor is a married person, Guarantor hereby expressly agrees that recourse may be had against his or her separate property for all of his or her obligations hereunder.

     11. FINANCIAL CONDITION OF BORROWER. Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this Guaranty at Borrower's request and based solely upon his own independent investigation of all matters pertinent hereto, and Guarantor is not relying in any manner upon any representation or statement of Congress with respect thereto. Guarantor represents and warrants that he is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower's financial condition and any other matter pertinent hereto as Guarantor may desire, and Guarantor is not relying upon or expecting Congress to furnish to him any information now or hereafter in Congress' possession concerning the same or any other matter. By executing this Guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of continuing guaranty, which risks Guarantor acknowledges include without limitation the possibility that Borrower will incur additional Indebtedness for which Guarantor will be liable hereunder after Borrower's financial condition or ability to pay such Indebtedness has deteriorated and/or after bankruptcy or insolvency proceedings have been commenced by o against Borrower Guarantor shall have no right to require Congress to obtain

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or disclose any information with respect to the Indebtedness, the financial condition or character of Borrower, the existence of any collateral or security for any or all of the Indebtedness, the filing by or against Borrower of any bankruptcy or insolvency proceeding, the existence of any other guaranties of all or any part of the Indebtedness, any action or non-action on the part of Congress, Borrower, or any other person, or any other matter, fact, or occurrence.

12. REPORTS AND FINANCIAL STATEMENTS OF GUARANTOR. Guarantor shall, at its sole cost and expense, at any time and from time to time, prepare or cause to be prepared, and provide to Congress upon Congress' request (i) such financial statements and reports concerning Guarantor as are provided for in the Loan Documents, (ii) any other information concerning Guarantor's business, financial condition or affairs as Congress may request in its good faith business judgment, and (iii) copies of any and all foreign, federal, state and local tax returns and reports of or relating to Guarantor as Congress may from time to time request in its good faith business judgment. Guarantor hereby intentionally and knowingly waives any and all rights and privileges it may have not to divulge or deliver said tax returns, reports and other information which are requested by Congress hereunder or in any litigation in which Congress may be involved relating directly or indirectly to Borrower or to Guarantor. Guarantor further agrees promptly to give written notice to Congress of any material adverse change in Guarantor's financial condition and of any condition or event which constitutes an Event of Default under this Guaranty. All reports and information furnished to Congress hereunder shall be complete, accurate and correct in all respects. Whenever requested, Guarantor shall further deliver to Congress a certificate signed by Guarantor (and, if Guarantor is a partnership, by all general partners of Guarantor, in their individual capacities, and, if Guarantor is a corporation, by the president or secretary of Guarantor, in their individual capacities) warranting and representing that all reports, financial statements and other documents and information delivered or caused to be delivered to Congress under this Guaranty, are complete, correct and accurately present the financial condition of Guarantor in all material respects, and that there exists on the date of delivery of said certificate to Congress no condition or event which constitutes an Event of Default under this Guaranty.

13. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants that (i) it is in Guarantor's direct interest to assist Borrower in procuring credit, because Borrower is an affiliate of Guarantor, furnishes goods or services to Guarantor, purchases or acquires goods or services from Guarantor, and/or otherwise has a direct or indirect corporate or business relationship with Guarantor, (ii) this Guaranty has been duly and validly authorized, executed and delivered and constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms, and (iii) to the best of Guarantor's knowledge, the execution and delivery of this Guaranty does not violate or constitute a default under (with or without the giving of notice, the passage of time, or both) any order, judgement, decree, instrument or agreement to which Guarantor is a party or by which it or its assets are affected or bound in any material respect.

14. COSTS. Whether or not suit be instituted, Guarantor agrees to reimburse Congress on demand for all reasonable attorneys' fees and all other reasonable costs and expenses incurred by Congress in enforcing this Guaranty, or arising out of or relating in any way to this Guaranty, or in enforcing any of the Indebtedness against Borrower. Guarantor, or any other person, or in connection with any property of any kind securing all or any part of the Indebtedness. Without limiting the generality of the foregoing, and in addition thereto, Guarantor shall reimburse Congress on demand for all reasonable attorneys' fees and costs Congress incurs in any way relating to Guarantor, Borrower or the Indebtedness, in order to: obtain legal advice; enforce or seek to enforce any of its rights; commence, intervene in, respond to, or defend any action or proceeding; file, prosecute or defend any claim or cause of action in any action or proceeding (including without limitation any probate claim, bankruptcy claim, third-party claim, creditor claim, reclamation complaints and complaint for relief from any stay under the Bankruptcy Code or otherwise): protect, obtain possession of, sell, lease, dispose of or otherwise enforce any security interest in or lien on any property of any kind securing any or all of the Indebtedness; or represent Congress in any litigation with respect to Borrower's or Guarantor's affairs. In the event either Congress or Guarantor files any lawsuit against the other predicated on a breach of this Guaranty, the prevailing party in such action shall be entitled to recover its attorneys' fees and costs of suit from the non-prevailing party.

15. NOTICES. Any notice which a party shall be required or shall desire to give to the other hereunder (except for notice of revocation, which shall be governed by Section 10 of this Guaranty) shall be given by personal delivery or by telecopier or by depositing the same in the United States mail, first class postage pre-paid, addressed to Congress at its address set forth in the heading of this Guaranty and to Guarantor at his address set forth under his signature hereon, and such notices shall be deemed duly given one day after the date of personal delivery or one day after the date telecopied or 3 business days after the date of mailing as aforesaid. Congress and Guarantor may change their address for purposes of receiving notices hereunder by giving written notice thereof to the other party in accordance herewith. Guarantor shall give Congress immediate written notice of any change in his address.

16. CONSTRUCTION; SEVERABILITY. If more than one party has executed this Guaranty, the term "Guarantor" as used herein shall be deemed to refer to all and any one or more such persons and their obligations hereunder shall be joint and several. Without limiting the generality of the foregoing, if more than one person has executed this Guaranty, this Guaranty shall in all respects be interpreted as though each person signing this Guaranty had signed a separate Guaranty, and references herein to "other guarantors" or words of similar effects shall include without limitation other persons signing this Guaranty. As used in this Guaranty, the term "property" is used in its most comprehensive sense and shall mean all property of every kind and nature whatsoever,


                                     -5-
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including without limitation real property, personal property, mixed property, tangible property and intangible property. Words used herein in the masculine gender shall include the neuter and feminine gender, words used herein in the neuter gender shall include the masculine and feminine, words used herein in the singular shall include the plural and words used in the plural shall include the singular, wherever the context so reasonably requires. If any provision of this Guaranty or the application thereof to any party or circumstance is held invalid, void, inoperative or unenforceable, the remainder of this Guaranty and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Guaranty being severable in any such instance.

17. GENERAL PROVISIONS. Congress shall have the right to seek recourse against Guarantor to the full extent provided for herein and in any other instrument or agreement evidencing obligations of Guarantor to Congress, and against Borrower to the full extent of the Indebtedness. No election in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Congress' right to proceed in any other form of action or proceeding or against any other party. The failure of Congress to enforce any of the provisions of this Guaranty at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same. All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies give to Congress by law or under any other instrument or agreement. Time is of the essence in the performance by Guarantor of each and every obligation under this Guaranty. If Borrower is a corporation, partnership or other entity, Guarantor hereby agrees that Congress shall have no obligation to inquire into the power or authority of Borrower or any of its officers, directors, partners, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of any such power or authority shall be included in the Indebtedness guaranteed hereby. This Guaranty is the entire and only agreement between Guarantor and Congress with respect to the guaranty of the Indebtedness of Borrower by Guarantor, and all representations, warranties, agreements or undertakings heretofore or contemporaneously made, which are not set forth herein, are superseded hereby. No course of dealings between the parties, no usage of the trade, and no parol or extrinsic evidence of any nature shall be used or be relevant to supplement or explain or modify any term or provision of this Guaranty. There are no conditions to the full effectiveness of this Guaranty. The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Guarantor and a duly authorized officer of Congress. All rights, benefits and privileges hereunder shall inure to the benefit of and be enforceable by Congress and its successors and assigns and shall be binding upon Guarantor and its successors and assigns. Section headings are used herein for convenience only. Guarantor acknowledges that the same may not describe completely the subject matter of the applicable Section, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof.

18. GOVERNING LAW; VENUE AND JURISDICTION. This instrument and all acts and transactions pursuant or relating hereto and all rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the internal laws of the State of California. In order to induce Congress to accept this Guaranty, and as a material part of the consideration therefor, Guarantor (i) agrees that all actions or proceedings relating directly or indirectly hereto shall, at the option of Congress, be litigated in courts located within Los Angeles County, California, (ii) consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Guarantor may have to transfer or change the venue of any such action or proceeding.

19. MUTUAL WAIVER OF RIGHT TO JURY TRIAL. CONGRESS AND GUARANTOR HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, LAWSUIT OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS GUARANTEE OR ANY SUPPLEMENT OR AMENDMENT THERETO; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN CONGRESS AND GUARANTOR; OR (iii) ANY BREACH, CONDUCT, ACTS OR OMISSIONS OF CONGRESS OR GUARANTOR OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH OR REPRESENTING CONGRESS OR GUARANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

20. RECEIPT OF COPY. Guarantor acknowledges receipt of a copy of this Guaranty.


  GUARANTOR SIGNATURE:                          L.A. GEAR, INC.


                                                By:  /s/ Victor J. Trippetti
                                                  ------------------------------
                                                Title:  /s/ Senior Vp and CFo
                                                     ---------------------------

  Address:                                      2850 Ocean Park Blvd.
                                                Santa Monica, California 90405


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